EXHIBIT 2

                       SCHEDULE 13D JOINT FILING AGREEMENT

      The undersigned and each other person executing this joint filing agreement (this "Agreement") agree as follows:

      (i) The undersigned and each other person executing this Agreement are individually eligible to use the Schedule 13D to which this Exhibit is attached and such Schedule 13D is filed on behalf of the undersigned and each other person executing this Agreement; and

      (ii) The undersigned and each other person executing this Agreement are responsible for the timely filing of such Schedule 13D and any amendments thereto, and for the completeness and accuracy of the information concerning such person contained therein; but none of the undersigned or any other person executing this Agreement is responsible for the completeness or accuracy of the information statement concerning any other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate.

      This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which, taken together, shall constitute one and the same instrument.


                           THE IBS TURNAROUND FUND (QP) (A LIMITED PARTNERSHIP)

                           By: IBS CAPITAL LLC
                               ------------------------------------------------
                               General Partner

                               By: /s/ David A. Taft
                                  ---------------------------------------------
                                  David A. Taft, President

                           THE IBS TURNAROUND FUND (A LIMITED PARTNERSHIP)

                           By: IBS CAPITAL LLC
                               ------------------------------------------------
                               General Partner

                               By: /s/ David A. Taft
                                  ---------------------------------------------
                                  David A. Taft, President

                           THE IBS OPPORTUNITY FUND (BVI), LTD.

                           By: IBS CAPITAL LLC
                               ------------------------------------------------
                               Manager

                               By: /s/ David A. Taft
                                  ---------------------------------------------
                                  David A. Taft, President

                           IBS CAPITAL LLC

                           By: /s/ David A. Taft
                               ------------------------------------------------
                               David A. Taft, President

Dated: December 12, 2007